SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 29, 2004

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1550 Liberty Ridge Drive, Suite 100, Wayne, Pennsylvania (Address of principal executive offices)		19087 (Zip Code)

(610) 251-1000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry into a Material Definitive Agreement

On November 3, 2004, Triumph Group, Inc. entered into the Fifth Amendment to Credit Agreement dated October 16, 2000 and the Second Amendment to the Note Purchase Agreement dated December 2, 2002.  The purpose of the Amendments is to allow Triumph Group, Inc. the flexibility to implement the previously announced realignment of its operations and the new organizational structure.

Item 2.02                Results of Operations and Financial Condition.

On October 29, 2004, Triumph Group, Inc. issued a press release announcing its financial results for the fiscal quarter ended September 30, 2004 and conducted a conference call to further discuss the financial results.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report.

On the conference call, in addition to reviewing the information contained in the press release, the executive officers also discussed the following financial information:

•                  For the Aerospace Systems segment, EBITDA was $19.2 million for the quarter ended September 30, 2004 with a 16% EBITDA margin.  For the six months ended September 30, 2004, EBITDA was $35.2 million with an EBITDA margin of 15%. (See Schedule entitled “Non-GAAP Financial Measure Disclosure.”)

•                  For the Aftermarket Services segment, EBITDA was $4.4 million for the quarter ended September 30, 2004 with a 10% EBITDA margin.  For the six months ended September 30, 2004, EBITDA was $7.7 million with an EBITDA margin of 9%.  (See Schedule entitled “Non-GAAP Financial Measure Disclosure.”)

•                  Included in the operating income of $2.3 million for the quarter was approximately $1 million of operating losses attributable to the casting facility.

•                  For the six months ended September 30, 2004, sales mix was as follows: commercial was 43% (compared to 43% in the prior full fiscal year), military was 35% (compared to 33% in the prior full fiscal year), regional jets were 7% (compared to 6% in the prior full fiscal year), business jets were 8% (compared to 8% in the prior full fiscal year) and other was 7% (compared to 10% in the prior full fiscal year).

•                  Same store sales for the quarter ended September 30, 2004 increased 8% over the prior year period.  Same store sales increased 6% for the quarter ended June 30, 2004 and 3% for the quarter ended March 31, 2004 over the comparable quarters in the preceding fiscal year.

•                  Backlog at September 30, 2004 was $559 million, up from $520 million at March 31, 2004 and up from $486 million at March 31, 2003.  The top ten programs represented in the backlog were the 777, 737NG, V-22, 747, E-2C, C-17, F-18, 767, A320 and CRJ programs, respectively.

•                  Boeing commercial, military and space accounted for 22% of the net sales for the quarter ended September 30, 2004 and is the only customer that accounts for more than 10% of revenue.

•                  IGT revenue for the year to date ended September 30, 2004 was $6.4 million, compared to approximately $24 million for the fiscal year ended March 31, 2004 and approximately $50 million for the fiscal year ended March 31, 2003.

•                  In the Other segment, which is primarily comprised of activities related to the IGT business, the operating loss of $3.8 million for the quarter ended September 30, 2004 included non-cash impairment charges of $1.1 million.

•                  Net debt at September 30, 2004 was $204 million and net debt to capital was 28% for the quarter.

•                  For the six months ended September 30, 2004, costs related primarily to health care, regulatory and legal expenses increased in excess of $4 million over the comparable period in the prior fiscal year.

•                  The effective tax rate for the quarter ended September 30, 2004 was 32%, decreased by a reconciling adjustment to reflect the filing of the tax return.

Non-GAAP Financial Measure Disclosure Schedule

Management believes that Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA") provides investors with an important perspective on the current underlying performance of the business by identifying non-cash expenses, interest and taxes included in income from continuing operations.

The following definition is provided for the non-GAAP financial measure identified above, together with a reconciliation of such non-GAAP financial measure to the most directly comparable financial measure calculated and presented in accordance with GAAP.

	Three Months Ended September 30, 2004
		Segment Data
Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA):	Total	Aerospace Systems	Aftermarket Services	Other	Corporate / Eliminations

Income from Continuing Operations	$4,895

Add-back:
Income Tax Expense	1,775

Interest Expense and Other	3,210

Operating Income (Expense)	$9,880	$14,600	$2,295	$(3,780)	$(3,235)

Depreciation and Amortization	7,509	4,640	2,092	745	32

Earnings (Losses) before Interest, Taxes, Depreciation and Amortization ("EBITDA")	$17,389	$19,240	$4,387	$(3,035)	$(3,203)

Net Sales	$169,980	$122,090	$42,421	$7,467	$(1,998)

EBITDA Margin	10.2%	15.8%	10.3%	-40.6%	n/a

	Six Months Ended September 30, 2004
		Segment Data
Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA):	Total	Aerospace Systems	Aftermarket Services	Other	Corporate / Eliminations

Income from Continuing Operations	$7,000

Add-back:
Income Tax Expense	2,860

Interest Expense and Other	6,467

Operating Income (Expense)	$16,327	$25,909	$3,561	$(6,933)	$(6,210)

Depreciation and Amortization	15,080	9,337	4,163	1,505	75

Earnings (Losses) before Interest, Taxes, Depreciation and Amortization ("EBITDA")	$31,407	$35,246	$7,724	$(5,428)	$(6,135)

Net Sales	$335,333	$241,506	$82,162	$15,197	$(3,532)

EBITDA Margin	9.4%	14.6%	9.4%	-35.7%	n/a

The information in Item 2.02 of this Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                Financial Statements and Exhibits.

(c)                                  Exhibits.

Number	Description of Document
99.1	Press Release date of October 29, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2004

  TRIUMPH GROUP, INC.

By:	/s/ John B. Wright, II
John B. Wright, II
Vice President, General Counsel and Secretary

TRIUMPH GROUP, INC.
CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 29, 2004